                                                                   EXHIBIT 10.10

                  STANDARD FORM OF AGREEMENT BETWEEN OWNER AND
   PROJECT CONSTRUCTION MANAGEMENT CONSULTANT WHERE THE PROJECT CONSTRUCTION
               MANAGER-MANAGEMENT CONSULTANT IS NOT A CONSTRUCTOR

                   AIA DOCUMENT B801/CMa - ELECTRONIC FORMAT

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THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH AN ATTORNEY
IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION, AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is intended to be used in conjunction with the 1992 editions of AIA Documents B141/CMa, A101/CMa and A201/CMa.

Copyright 1973, 1980, copyright 1992 by The American Institute of Architects, 1735 New York Avenue, N.W., Washington, D.C., 20006-5292. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution.

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AGREEMENT
made effective as of the 13th day of January in the year of nineteen hundred ninety-eight.
(In words, indicate day, month and year)

BETWEEN the Owner:
(Name and address)
The Resort at Summerlin, Limited Partnership, a Nevada limited partnership, c/o Seven Circle Resorts, Inc., 1160 Town Center Drive, Suite 200, Las Vegas, Nevada 89134

and the Project Construction Management Consultant ("Construction Consultant"):
(Name and address)
Rider Hunt (NV) L.L.C., 2530 Paseo Del Prado, Building C, Suite 301, Las Vegas, NV 89102

for the following Project:
(Include detailed description of Project, location, address and scope.)
The Resort at Summerlin - Hotel Casino & Entertainment Complex, more particularly described as follows: A luxury Hotel of approximately 600 rooms and a 49,000 square foot Casino, along with a Convention Center, Parking Garage, Restaurants, Health Spa, Retail Shops, the entire 54.5 acre site on which the Complex is to be located, and related furniture, furnishings, and equipment. The Hotel consists of two towers, the second tower not being significantly different than the first tower.

The Architect is:
(Name and address)
Paul Steelman Ltd., 3330 West Desert Inn Road, Las Vegas, Nevada 89102

The Construction Manager is:
J.A. Jones Construction Co., a North Carolina corporation, 1050 E. Flamingo Road #E-127, Las Vegas, Nevada 89119

The Owner and Construction Consultant agree as set forth below.


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AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION -
AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992
                                                User Document: FORM - 3/16/1998.
                 AIA License Number 105525, which expires on 6/30/1998 - Page #1

                   Terms and Conditions of Agreement Between
              Owner and Project Construction Management Consultant

                                   ARTICLE 1
                           CONSTRUCTION CONSULTANT'S
                                RESPONSIBILITIES

1.1       CONSTRUCTION CONSULTANT'S SERVICES

1.1.1 The Construction Consultant's services consist of those services performed by the Construction Consultant, Construction Consultant's employees and Construction Consultant's consultants as enumerated in Articles 2 and 3 of this Agreement and any other services included in Article 14.

1.1.2 The Construction Consultant's services shall be provided in conjunction with the services of (i) an Architect as described in the edition of AIA Document B141/CMa, Standard Form of Agreement Between Owner and Architect, Construction Manager-Adviser Edition, current as of the date of this Agreement as modified ("Architect Contract"); and (ii) the Construction Manager as described in the edition of AIA Document A111, Standard Form of Agreement Between Owner and Construction Manager, current as of the date of this Agreement, as modified ("Construction Contract").

1.1.3 The Construction Consultant shall provide sufficient organization, personnel and management to carry out the requirements of this Agreement in an expeditious and economical manner consistent with the interests of the Owner.

1.1.4 The services covered by this Agreement are subject to the time limitations contained in Subparagraph 13.5.1.

                                   ARTICLE 2
                       SCOPE OF CONSTRUCTION CONSULTANT'S
                                 BASIC SERVICES

2.1       DEFINITION

2.1.1 The Construction Consultant's Basic Services consist of those described in Paragraphs 2.2 and 2.3 and any other services identified in
Article 14 as part of Basic Services.

2.2       PRE-CONSTRUCTION PHASE

2.2.1

2.2.2

2.2.3

2.2.4

2.2.5

2.2.6


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AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION -
AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992
                                                User Document: FORM - 3/16/1998.
                 AIA License Number 105525, which expires on 6/30/1998 - Page #2

2.2.7

2.2.8

2.2.9

2.2.10

2.2.11

2.2.12

2.2.13

2.2.14

2.2.15

2.2.16

2.2.17

2.2.18

2.2.19

2.2.20

2.2.21

2.3       CONSTRUCTION PHASE -

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AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION -
AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992
User Document: FORM--3/16/1998. AIA License Number 105525, which expires on 6/30/1998--Page #3

                             ADMINISTRATION OF THE
                             CONSTRUCTION CONTRACT

2.3.1 The Construction Phase will commence with the award of the initial Construction Contract or purchase order and, together with the Construction Consultant's obligation to provide Basic Services under this Agreement, will end on the later of Owner's written acceptance of the completed Project or acceptance of a final account for the completed Project.

2.3.2

2.3.3

2.3.4

2.3.5

2.3.6

2.3.7

2.3.8

2.3.9 The Construction Consultant shall develop cash flow reports and forecasts for the Project and advise the Owner and Architect as to variances between actual and budgeted or estimated costs.

2.3.10 The Construction Consultant shall maintain accounting records on authorized Work performed under unit costs, additional Work performed on the basis of actual costs of labor and materials, and other Work requiring accounting records.

2.3.11 The Construction Consultant shall develop and implement procedures for the review and processing of applications by Construction Manager for progress and final payments in strict compliance with Paragraphs 9.3, 9.4, 9.5 and 9.6.1 of the General Conditions of the Construction Contract and this Agreement.

2.3.11.1 Based on the Construction Consultant's observations and evaluations of the Construction Manager's Application for Payment, the Construction Consultant shall review and prepare a valuation of the appropriate amounts due the Construction Managers.

2.3.11.2

2.3.11.3

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AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION -
AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992
User Document: FORM--3/16/1998. AIA License Number 105525, which expires on 6/30/1998--Page #4

2.3.11.4

2.3.12

2.3.13 The Construction Consultant, in consultation with the owner and Architect, may reject Work which does not conform to the requirements of the Contract Documents, upon written direction of Owner.

2.3.14

2.3.15 With respect to the Construction Manager's own Work, the Construction Consultant shall not have control over or charge of and shall not be responsible for construction means, methods, techniques, sequences or procedures, or for safety precautions and programs in connection with the Work of the Construction Managers, since these are solely the Construction Manager's responsibility under the Contract for Construction. The Construction Consultant shall not be responsible for a Construction Manager's failure to carry out the Work in accordance with the respective Contract Documents. The Construction Consultant shall not have control over or charge of acts or omissions of the Construction Managers, Subcontractors, or their agents or employees, or any other persons performing portions of the Work not directly employed by the Construction Consultant.

2.3.16

2.3.17 Upon direction of the Owner, the Construction Consultant shall review requests for changes, assist in negotiating Construction Manager's proposals, submit recommendations to the Architect and Owner, and, if they are accepted, assist in the preparation of Change Orders and Construction Change Directives for Owner's signature as provided in Paragraphs 7.2.1 and 7.3.1 of the General Conditions.

2.3.18 The Construction Consultant shall assist the Architect in the review, evaluation and documentation of Claims.

2.3.19

2.3.20

--------------------------------------------------------------------------------
AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006-5292. Unlicensed photocopying violates
U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992
User Document: FORM--3/16/1998. AIA License Number 105525, which expires on 6/30/1998--Page #5

2.3.21

2.3.22

2.3.23

2.3.24

2.3.25

2.3.26

2.3.27

2.3.28 Duties, responsibilities and limitations of authority of the Construction Consultant as set forth in the Contract Documents shall not be restricted, modified or extended without prior written consent of the Owner.

                                   ARTICLE 3
                              ADDITIONAL SERVICES

3.1 GENERAL

3.1.1 The services described in this Article 3 are not included in Basic Services unless so identified in Article 14, and they shall be paid for by the Owner as provided in this Agreement, in addition to the compensation for Basic Services. The Optional Additional Services described under Paragraph 3.3 shall only be provided if authorized or confirmed in writing by the Owner. If services described under Contingent Additional Services in Paragraph 3.2 are required due to circumstances beyond the Construction Consultant's control, the Construction Consultant shall notify the Owner prior to commencing such services. If the Owner deems that such services described under Paragraph 3.2 are not required, the Owner shall give prompt written notice to the Construction Consultant. If the Owner indicates in writing that all or part of such Contingent Additional Services are not required, the Construction Consultant shall have no obligation to provide those services.

3.2 CONTINGENT ADDITIONAL SERVICES

3.2.1 Providing services required because of significant changes in the Project including, but not limited to, changes in size, quality, complexity or the Owner's schedule.

3.2.2 Providing consultation concerning replacement of Work damaged by fire or other cause during construction, and furnishing services required in connection with the

--------------------------------------------------------------------------------
AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992
       User Document: FORM - 3/16/1998. AIA License Number 105525, which expires on 6/30/1998 - Page #6
replacement of such Work.

3.2.3 Providing services made necessary by the termination or default of the Architect or a Construction Manager, by major defects or deficiencies in the Work of a Construction Manager, or by failure of performance of either the Owner or Contractor under a Contract for Construction.

3.2.4

3.2.5 Providing services in connection with a public hearing, arbitration proceeding or legal proceeding except where the Construction Consultant is party thereto.

3.3   OPTIONAL ADDITIONAL SERVICES

3.3.1 Providing services relative to future facilities, systems and equipment.

3.3.2 Providing services to investigate existing conditions or facilities or to provide measured drawings thereof.

3.3.3 Providing services to verify the accuracy of drawings or other information furnished by the Owner.

3.3.4 Providing services required for or in connection with the Owner's selection, procurement or installation of furniture, furnishings and related equipment.

3.3.5

3.3.6

                                   ARTICLE 4
                            OWNER'S RESPONSIBILITIES

4.1 The Owner shall provide full information regarding requirements for the Project, including a program which shall set forth the Owner's objectives, schedule, constraints and criteria, including space requirements and relationships, flexibility, expandability, special equipment, systems, and site requirements.

4.2 The Owner shall establish and update an overall budget for the Project based on consultation with the Construction Consultant and Architect, which shall include the Construction Cost, the Owner's other costs and reasonable contingencies related to all of these costs.

4.3 If requested by the Construction Consultant, the Owner shall furnish evidence that financial arrangements have been made to fulfill the Owner's obligations under this Agreement.

4.4 The Owner shall designate a representative authorized to act on the Owner's behalf with respect to the Project. The Owner, or such authorized representative, shall render decisions in a timely manner pertaining to documents submitted by the Construction Consultant in order to avoid unreasonable delay in the orderly and sequential progress of the Construction Consultant's services.

4.5 The Owner shall retain an architect whose services, duties and responsibilities are described in the edition of AIA Document B141/Cma, Standard Form of Agreement Between Owner and Architect, Construction Consultant-Adviser Edition, current as of the date of this Agreement, as modified. The Construction Consultant shall not be responsible for actions taken by the Architect.

4.6 The Owner shall furnish structural, mechanical, chemical, air and water pollution tests, tests for hazardous materials, and other laboratory and environmental tests, inspections and reports required by law or the Contract Documents.

4.7 The Owner shall furnish all legal, accounting and insurance counseling services as may be necessary at any time for the Project, including auditing services the Owner may require to verify the Construction Manager's Applications for Payment or to ascertain how or for what purposes the Construction Managers have used the money paid by or on behalf of the Owner.

4.8 The Owner shall furnish the Construction Consultant with a reasonable quantity of Construction Documents.

4.9 The services, information and reports required by Paragraphs 4.5 through
4.8 shall be furnished at the Owner's expense, and the Construction Consultant shall be entitled to rely upon the accuracy and completeness thereof.
--------------------------------------------------------------------------------
AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992
       User Document: FORM - 3/16/1998. AIA License Number 105525, which expires on 6/30/1998 - Page #7

4.10 Prompt written notice shall be given by the Owner to the Construction Consultant and Architect if the Owner becomes aware of any fault or defect in the Project or nonconformance with the Contract Documents.

4.11 The Owner reserves the right to perform construction and operations related to the Project with the Owner's own forces, and to award contracts in connection with the Project which are not part of the Construction Consultant's responsibilities under this Agreement. The Construction Consultant shall notify the Owner if any such independent action will interfere with the Construction Consultant's ability to perform the Construction Consultant's responsibilities under this Agreement.

4.12 Information or services under the Owner's control shall be furnished by the Owner with reasonable promptness to avoid delay in the orderly progress of the Construction Consultant's services and the progress of the Work.


                                   ARTICLE 5
                               CONSTRUCTION COST

5.1       DEFINITION

5.1.1 The Construction Cost shall be the total cost or estimated cost to the Owner of all elements of the Project designed or specified by the Architect.

5.1.2 Construction Cost shall also include the compensation of the Construction Consultant and Construction Consultant's consultants.

5.1.3 Construction Cost does not include the compensation of the Architect and Architect's consultants, costs of the land, rights-of-way, financing or other costs which are the responsibility of the Owner as provided in Article 4.

5.2       RESPONSIBILITY FOR CONSTRUCTION COST

5.2.1 Evaluations of the Owner's Project budget, preliminary estimates of Construction Cost and detailed estimates of Construction Cost prepared by the Construction Consultant represent the Construction Consultant's best judgment as a person or entity familiar with the construction industry. It is recognized, however, that neither the Construction Consultant nor the Owner has control over the cost of labor, materials or equipment, over Construction Managers' and subcontractor's methods of determining bid prices, or over competitive bidding, market or negotiating conditions. Accordingly, the Construction Consultant cannot and does not warrant or represent that bids or negotiated prices will not vary from the Project budget proposed, established or approved by the Owner, or from any cost estimate or evaluation prepared by the Construction Consultant.

5.2.2

5.2.3

-------------------------------------------------------------------------------

AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992
                     User Document: FORM - 3/16/1998. AIA License Number 105525,
                                            which expires on 6/30/1998 - Page #8

5.2.4

     .1

     .2

     .3

     .4

5.2.5

                                   ARTICLE 6
                        CONSTRUCTION SUPPORT ACTIVITIES

6.1 Construction support activities, if provided by the Construction Consultant, shall be governed by separate contractual agreements unless otherwise provided in Article 14.

6.2 Reimbursable expenses listed in Article 14 for construction support activities may be subject to trade discounts, rebates, and refunds which shall accrue to the Owner, and the Construction Consultant shall make provisions so that they can be secured.

                                   ARTICLE 7
                              OWNERSHIP AND USE OF
                      ARCHITECT'S DRAWINGS, SPECIFICATIONS
                              AND OTHER DOCUMENTS

7.1 The Drawings, Specifications and other documents prepared by the Architect are instruments of the Architect's service through which the Work to be executed by the Construction Managers is described. The Construction Consultant may retain one record set. The Construction Consultant shall not own or claim a copyright in the Drawings, Specifications and other documents prepared by the Architect, and unless otherwise indicated the Architect shall be deemed the author of them and will retain all common law, statutory and other reserved rights, in addition to the copyright. All copies of them, except the Construction Consultant's record set, shall be returned or suitably accounted for to the Architect, on request, upon completion of the Project. The Drawings, Specifications and other documents prepared by the Architect, and copies thereof furnished to the Construction Consultant, are for use solely with respect to this Project. They are not to be used by the Construction Consultant on other projects or for additions to this Project outside the scope of the Work without the specific written consent of the Owner and Architect. The Construction Consultant is granted a limited license to use and reproduce applicable portions of the Drawings, Specifications and other documents prepared by the Architect appropriate to and for use in the performance of the Construction Consultant's services under this Agreement.

All copies made under this license shall bear the statutory copyright notice, if any, shown on the Drawings, Specifications and other documents prepared by the Architect. Submittal or distribution to meet official regulatory requirements or for other purposes in connection with this Project is not to be construed as publication in derogation of the Architect's copyright or other reserved rights.

                                   ARTICLE 8
                                  ARBITRATION

8.1

8.2

8.3


-------------------------------------------------------------------------------

AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992
                     User Document: FORM - 3/16/1998. AIA License Number 105525,
                                            which expires on 6/30/1998 - Page #9

8.4

8.5 LITIGATION

8.5.1 Any controversy or claim arising out of or related to this or the breach thereof may be the subject of litigation.

8.5.2 WAIVER OF TRIAL BY JURY OWNER AND CONSTRUCTION CONSULTANT TO THE FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDINGS INCLUDING WITHOUT LIMITATION, ANY CONTRACT OR TORT ACTION RELATED TO THIS CONTRACT.

Insert D: INITIALS __________  INITIALS __________

                                   ARTICLE 9
                           TERMINATION, SUSPENSION OR
                                  ABANDONMENT

9.1 This Agreement may be terminated by either party upon not less than seven days' written notice should the other party fail substantially to perform in accordance with the terms of this Agreement through no fault of the party initiating the termination.

9.2 If the Project is suspended by the Owner for more than 30 consecutive days, the Construction Consultant shall be compensated for services performed prior to notice of such suspension. When the Project is resumed, the Construction Consultant's compensation shall be equitably adjusted to provide for expenses incurred in the interruption and resumption of the Construction Consultant's services.

9.3 This Agreement may be terminated by the Owner upon not less than seven days' written notice to the Construction Consultant in the event that the Project is permanently abandoned. If the Project is abandoned by the Owner for more than 90 consecutive days, the Construction Consultant may terminate this Agreement by giving written notice.

9.4 Failure of the Owner to make payments to the Construction Consultant in accordance with this Agreement shall be considered substantial nonperformance and cause for termination.

9.5 If the Owner fails to make payment when due the Construction Consultant for services and expenses, the Construction Consultant may, upon seven days' written notice to the Owner, suspend performance of services under this Agreement. Unless payment in full is received by the Construction Consultant within seven days of the date of the notice, the suspension shall take effect without further notice. In the event of a suspension of services, the Construction Consultant shall have no liability to the Owner for delay or damage caused to the Owner because of such suspension of services.

9.6 In the event of termination not the fault of the Construction Consultant, the Construction Consultant shall be compensated for services performed prior to termination, together with Reimbursable Expenses then due and all Termination Expenses as defined in Paragraph 9.7.

9.7 Termination Expenses are the lesser of those reasonable costs directly attributable to termination for which the Construction Consultant is not otherwise compensated, or $10,000.


                                   ARTICLE 10
                            MISCELLANEOUS PROVISIONS

10.1 Unless otherwise provided, this Agreement shall be governed by the law of the place where the Project is located.

10.2 Terms in this Agreement shall have the same meaning as those in the edition of AIA Document A201/CMa, General Conditions of the Contract for Construction, Construction Manager-Adviser Edition, current as of the date of this Agreement, as modified, except as otherwise defined herein.

10.3 Causes of action between the parties to this Agreement pertaining to acts or failures to act shall be

-------------------------------------------------------------------------------

AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992
                     User Document: FORM - 3/16/1998. AIA License Number 105525,
                                           which expires on 6/30/1998 - Page #10
deemed to have accrued and the applicable statutes of limitations shall commence to run not later than either the date of Substantial Completion for acts or failures to act occurring prior to Substantial Completion, or the date of issuance of the final Project Certificate for Payment for acts or failures to act occurring after Substantial Completion.

10.4

10.5 The Owner and Construction Consultant, respectively, bind themselves, their partners, successors, assigns and legal representatives to the other party to this Agreement and to the partners, successors, assigns and legal representatives of such other party with respect to all covenants of this Agreement. Except as hereinafter provided, neither Owner nor Construction Consultant shall assign this Agreement without the written consent of the other. Notwithstanding anything to the contrary in this Agreement, the Owner shall have the right to assign this Agreement to a lender for the purpose of obtaining financing for the construction and/or completion of the Project and the Construction Consultant agrees to (i) acknowledge and consent in writing to such assignment, and (ii) acknowledge in writing, where the same is true, that the Owner is not in breach of this Agreement. The Construction Consultant shall, upon Owner's request, execute any instruments required by any lender to confirm the foregoing consent and acknowledgment.

10.6 This Agreement represents the entire and integrated agreement between the Owner and Construction Consultant and supersedes all prior negotiations, representations or agreements, either written or oral. This Agreement may be amended only by written instrument signed by both Owner and Construction Consultant.

10.7 Nothing contained in this Agreement shall create a contractual relationship with or a cause of action in favor of a third party against either the Owner or Construction Consultant.

10.8 Unless otherwise provided in this Agreement, the Construction Consultant and the Construction Consultant's consultants shall have no responsibility for the discovery, presence, handling, removal or disposal of or exposure of persons to hazardous materials in any form at the Project site, including but not limited to asbestos, asbestos products, polychlorinated biphenyl (PCB) or other toxic substances.

                                   ARTICLE 11
                                   INSURANCE

11.1 CONSTRUCTION CONSULTANT'S LIABILITY INSURANCE

11.1.1 SEE SUPPLEMENTARY CONDITIONS.

     .1

     .2

     .3

     .4

     .5

     .6

--------------------------------------------------------------------------------
AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992
User Document: FORM - 3/16/1998. AIA License Number 105525, which expires on 6/30/1998 - Page #11

11.1.2

                                   ARTICLE 12
                    PAYMENTS TO THE CONSTRUCTION CONSULTANT

12.1      DIRECT PERSONNEL EXPENSE

12.1.1

12.2      REIMBURSABLE EXPENSES

12.2.1 Reimbursable Expense are in addition to compensation for Basic and Additional Services and include expenses incurred by the Construction Consultant and Construction Consultant's employees and consultants in the interest of the Project, as identified in the following Clauses.

12.2.1.1 Reasonable expense of transportation in connection with the Project, reasonable expenses in connection with authorized out-of-town travel; long-distance communications; and fees paid for securing approval of authorities having jurisdiction over the Project.

12.2.1.2 Expense of reproductions, postage, express deliveries, electronic facsimile transmissions.

12.2.1.3 If authorized in writing in advance by the Owner, expense of overtime work requiring higher than regular rates.

12.2.1.4 Expense of additional insurance coverage or limits requested by the Owner in excess of that normally carried by the Construction Consultant.

12.3      PAYMENTS ON ACCOUNT OF BASIC SERVICES

12.3.1

12.3.2 Payments for Basic Services shall be made monthly on the basis set forth in Subparagraph 13.2.1.

12.3.3 If and to the extent that the time initially established in Subparagraph 13.5.1 of this Agreement is exceeded or extended through no fault of the Construction Consultant, compensation for any services rendered during the additional period of time shall be computed in the manner set forth in Subparagraph 13.2.1.

12.3.4

12.4      PAYMENTS ON ACCOUNT OF ADDITIONAL SERVICES AND REIMBURSABLE EXPENSES

12.4.1 Payments on account of the Construction Consultant's Additional Services and for Reimbursable Expenses shall be made monthly upon presentation of the Construction Consultant's statement of services rendered or expenses incurred as provided in 13.3.1.

12.5      PAYMENTS WITHHELD

12.5.1 No deductions shall be made from the Construction Consultant's compensation on account of penalty, liquidated damages or other sums withheld from payments to Construction Managers, or on account of the cost of changes in Work other than those for which the Construction Consultant has been found to be liable.

12.6      CONSTRUCTION CONSULTANT ACCOUNTING RECORDS

12.6.1 Records of Reimbursable Expenses and expenses pertaining to Additional Services and services performed on the basis of a multiple of Direct Personnel Expense shall be available to the Owner or the Owner's authorized representative at mutually convenient times.

--------------------------------------------------------------------------------
AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992
User Document: FORM - 3/16/1998. AIA License Number 105525, which expires on 6/30/1998 - Page #12

                                   ARTICLE 13
                             BASIS OF COMPENSATION

The Owner shall compensate the Construction Consultant as follows:

13.1

13.2      BASIC COMPENSATION

13.2.1 FOR BASIC SERVICES, as described in Article 2, and any other services included in Article 14 as part of Basic Services, Basic Compensation shall be computed as follows:

Twenty thousand dollars ($20,000) per month payable in arrears. Construction Consultant agrees to invoice such amount on a monthly basis commencing thirty
(30) days after the later of the date of this Agreement or the day on which Construction Consultant first commences its services as provided in this Agreement. Compensation for a fraction of the first or last month under this Agreement shall be computed at a daily rate of $666.67 based upon a 30-day month.

(Insert basis of compensation, including stipulated sums, multiples or percentages.)

(Insert basis of compensation, including stipulated sums, multiples or percentages.)

13.3      COMPENSATION FOR ADDITIONAL SERVICES

13.3.1 FOR ADDITIONAL SERVICES OF THE CONSTRUCTION CONSULTANT, as described in Article 3, and any other services included in Article 14 as Additional Services, compensation shall be computed as follows:
(Insert basis of compensation, including rates and/or multiples of Direct Personnel Expense for Principals and employees, and identify Principals and classify employees, if required. Identify specific services to which particular methods of compensation apply, if necessary.)
An hourly basis at the following rates:

     Principal                               $137.50/hour
     Manager/Resident Manager                $115.00/hour
     Senior Quantity Surveyor/Estimator      $ 95.00/hour
     Quantity Surveyor/Estimator             $ 85.00/hour
     Technical Assistant                     $ 50.00/hour

13.4      REIMBURSABLE EXPENSES

13.4.1 FOR REIMBURSABLE EXPENSES, as described in Paragraph 12.2, and any other items included in Article 14 as Reimbursable Expenses, actual expenses incurred by the Construction Consultant and the Construction Consultant's employees and consultants in the interest of the Project.

13.5      ADDITIONAL PROVISIONS

13.5.1 IF THE BASIC SERVICES covered by this Agreement have not been completed within eighteen (18) months of the date hereof, through no fault of the Construction Consultant, extension of the Construction Consultant's services beyond that time shall be compensated as provided in Subparagraph 13.2.1.

13.5.2 Payments are due and payable thirty (30) days from the date of the Construction Consultant's invoice. Amounts unpaid thirty (30) days after the invoice date shall bear interest at the rate entered below, or in the absence thereof at the legal rate prevailing from time to time at the principal place of business of the Construction Consultant.

(Insert rate of interest agreed upon.)
Twelve percent (12%) per annum.


--------------------------------------------------------------------------------

AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992
                                                User Document: FORM - 3/16/1998.
                AIA License Number 105525, which expires on 6/30/1998 - Page #13

(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Construction Manager's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Specific legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

13.5.3

13.5.4 Where authorization or approval is required of the Owner by this Agreement, such authorization or approval must be in writing and signed by the President of the Owner's General Partner who is presently Mr. Brian McMullan. Mr. McMullan may delegate this authorization in writing to another officer of Owner's General Partner, and Construction Consultant may rely on such delegation.

13.5.5 The parties are aware of the "Rider to the Construction Agreement Between the Resort at Summerlin and J.A. Jones Construction dated December 22, 1997" which modifies the designation of certain parties identified in the Construction Contract. The parties herein understand and acknowledge that the following terms in the Construction Contract are intended to and shall refer to the corresponding terms used in this Agreement. By way of example only, where the Construction Contract refers to the "Project Construction Consultant," such reference means and refers to the same party who is identified as the Project Construction Management Consultant (or "Construction Consultant") in this Agreement.

     (a) "Project Construction Manager" in the Construction Contract refers to the same party identified in this Agreement as the Construction Consultant;

     (b) "Trade Contractor(s)" in the Construction Contract refers to the same party(ies) identified in this Agreement as the Subcontractor(s);

     (c) "Trade Contract(s)" in the Construction Contract refers to the same contracts identified in this Agreement as the Subcontract(s);

13.5.6 Copyright in all Feasibility Studies, Estimates, Reports and Schedules of Construction Quantities prepared by Rider Hunt (NV) L.L.C. will remain the property of Rider Hunt (LA) L.L.C. and these documents shall not be used on any project not specifically covered by this appointment.

13.5.7 In the event of any action or proceeding between the parties, their heirs, successors or assigns to interpret this Agreement or enforce any provision or right hereunder, the prevailing party shall be entitled to recover all costs and expenses (including, but not limited to, attorneys' and accountants' fees, and other experts) incurred which amounts shall be included as part of the judgment or award rendered in such action or proceeding.


                                   ARTICLE 14
                          OTHER CONDITIONS OR SERVICES

(Insert description of other services, identify Additional Services included within Basic Compensation and modifications to the payment and compensation terms included in this Agreement.)

Basic Services shall include the following:

14.0.1 Construction Consultant shall provide Owner with a loose-leaf copy and two (2) bound copies of all reports required to be prepared by Construction Consultant under this Agreement.

14.0.2 Construction Consultant shall provide services for retail space, except for retail space leased to tenants.

14.1      LIMITS ON INSURANCE

(Insert the specific dollar amounts for the appropriate insurance limits of liability.)

This Agreement entered into as of the day and year first written above.

OWNER
--------------------------------------------------------------------------------
AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992
    User Document: FORM - 3/16/1998. AIA License Number 105525, which expires on
                                                            6/30/1998 - Page #14

                                        CONSTRUCTION CONSULTANT


-----------------------------------  ---------------------------------------
(Signature)                          (Signature)

           Signatures on next page]
-----------------------------------
(Printed name and title)
                                     (Printed name and title)



--------------------------------------------------------------------------------
AIA DOCUMENT B801/CMa - OWNER-CONSTRUCTION MANAGER AGREEMENT - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                 Electronic Format B801/CMa-1992
    User Document: FORM - 3/16/1998. AIA License Number 105525, which expires on -- Page 15
                                                                       6/30/1998

                  SIGNATURE PAGE OF STANDARD FORM OF AGREEMENT
                BETWEEN OWNER AND CONSTRUCTION CONSULTANT WHERE
                THE CONSTRUCTION CONSULTANT IS NOT A CONSTRUCTOR
                            (AIA DOCUMENT B801/CMa)


OWNER:

THE RESORT AT SUMMERLIN, LIMITED PARTNERSHIP, a Nevada limited partnership

     By:  The Resort at Summerlin, Inc.
          a Nevada corporation


          By:
              ----------------------------------


          Its: President
               ---------------------------------



CONSTRUCTION CONSULTANT:

RIDER HUNT (NV) L.L.C.


By:
    ---------------------------------------

Its: Principal
     --------------------------------------




                                        Page #16

     SUPPLEMENTARY CONDITIONS

     The following supplements modify the "Standard Form of Agreement Between Owner and Project Construction Management Consultant where the Project Construction Management Consultant is NOT a Constructor," AIA Document B801/CMa, 1992, entered into between The Resort at Summerlin Limited Partnership, a Nevada limited partnership, as Owner, and Rider Hunt (NV) L.L.C., a , as Construction Consultant.

                                   ARTICLE 11

                                   INSURANCE

     Article 11 shall be deleted and replaced with the following language:

     11.1  OWNER CONTROLLED INSURANCE PROGRAM

     11.1.1 As used in this Article 11, the following terms are defined as follows:

     OCIP Administrator:

     or such other administrator as Owner may select

     Insured:

     The Owner, Construction Consultant, Contractors, Subcontractors and Sub-subcontractors.

     11.1.2 The Owner may or may not arrange for this Project to be insured under an Owner Controlled Insurance Program (OCIP). If the Owner elects to arrange for this Project to be insured under the OCIP, then the Owner shall provide Worker's Compensation Insurance, General Liability Insurance and Builder's Risk Insurance from the start of Work through final completion of the Work.

     11.1.3 The OCIP will provide insurance coverage for the Owner, Construction Consultant, Contractor, any Subcontractor and any Sub-subcontractor performing Work at the Project site. Off-site operations shall be covered only if all operations at such site are necessary and solely dedicated to the Project. It is the

                                        Initials
                                                ------------------------------

                                        Initials
                                                ------------------------------
     responsibility of the Construction Consultant to notify the OCIP Administrator and Insurance Underwriter prior to any operations starting at such site to include coverage for specified off-site operations.

     11.1.4 All insurance underwriting payroll, ratings or loss history information requested of the Construction Consultant by the Owner or the Owner's OCIP Administrator must be provided within five (5) business days of the request. At all times during this Agreement, the Construction Consultant shall cooperate with the Owner and the Owner's OCIP Administrator and OCIP insurers. After the Construction Consultant is properly enrolled in the OCIP, the OCIP Administrator will issue or have issued to the Construction Consultant prior to its commencing Work on the Project site, Certificates of Insurance evidencing the coverages arranged by the Owner.

     11.1.5 The insurance premiums for the OCIP will be paid by the Owner. The Construction Consultant will provide the Owner an estimate (to include policy data, backup calculations, copies of declarative pages and rate schedules from general liability, workers' compensation and excess liability insurance policies) of the Construction Consultant's insurance costs that the Owner has arranged for in the OCIP. The insurance cost estimate must include costs for self-insurance programs and self-insured retention and deductibles. The Construction Consultant represents the accuracy of the information used to calculate the insurance costs and agrees that the Owner, the OCIP Administrator, and/or the OCIP insurer may audit the Construction Consultant's records and insurance agreements to confirm the accuracy of the information. The Construction Consultant further represents and agrees that the Owner is entitled to and may determine additional insurance costs involving additional Work on the part of the Construction Consultant.

     11.1.6 An Insurance Manual (Manual) is included with the Contract Documents and is a part of this Agreement. The Manual explains the OCIP and contains the forms to be completed by the Construction Consultant. The completed forms (OCIP-1 and OCIP-2) must be returned before this

                                        Initials
                                                 -----------------------------

                                        Initials
                                                 -----------------------------

     Agreement is executed. The Initial Insurance Credit forms (OCIP-1 and OCIP-2) must include the estimated insurance costs of the Construction Consultant. The Insurance Manual also contains all the administrative and claim reporting procedures.

     11.2 OWNER PROVIDED INSURANCE

     11.2.1 THE OWNER'S INSURANCE. Prior to commencement of the Work, the Owner, at its option and cost, shall secure and, except as otherwise provided herein, maintain at all times during the performance of this Agreement the insurance specified in Subparagraphs 11.2.2, 11.2.3, 11.2.4,
     11.2.5 and 11.2.6 below, with the Owner, Construction Consultant, Contractor, Subcontractors and such other persons or interests the Owner may designate in connection with the performance of the Work as insured parties and with limits not less than those specified below for each coverage.

     VENDORS, SUPPLIERS, FABRICATORS, MATERIALS DEALERS, DRIVERS AND OTHERS WHO MERELY TRANSPORT, PICK-UP, DELIVER OR CARRY MATERIALS, PERSONNEL, PARTS OR EQUIPMENT OR ANY OTHER ITEMS OR PERSONS TO OR FROM THE PROJECT SITE SHALL NOT BE INCLUDED IN OCIP.

     11.2.2 Workers' Compensation Insurance in compliance with the Workers' Compensation Laws of the State of Nevada.

     Limits

     Part One - Workers' Compensation Statutory

     11.2.3 General Liability Insurance (Excluding Automobile and Professional Liability) in a form providing coverage not less than the standard Commercial General Liability insurance policy








                                                  Initials _________

                                                  Initials ________
                                      -3-

(Insurance Services Office [ISO] Occurrence Form 1993)

Limits
General Aggregate         $4,000,000
Products/Completed
  Operations Aggregate    $4,000,000
Personal/Advertising
  Injury Aggregate        $2,000,000
Each Occurrence Limit     $2,000,000
Fire Damage Legal
  Liability (any 1 fire)  $1,000,000
Medical Expense           $    5,000
Stop Gap Liability
  (Employer's Liability)  $1,000,000

THIS INSURANCE WILL NOT EXTEND COVERAGE FOR PRODUCTS LIABILITY TO ANY INSURANCE PARTY, VENDOR, SUPPLIER, MATERIAL DEALER OR OTHERS FOR ANY PRODUCT MANUFACTURED, ASSEMBLED OR OTHERWISE WORKED ON AWAY FROM THE PROJECT SITE.

11.2.4 Umbrella (Excess) Liability Insurance with any excess umbrella layers written on a strict following form basis over the primary umbrella.

Limits
Combined Single Limit     $25,000,000
                          Each Occurrence

Project Aggregate         $25,000,000

11.2.5 Builder's Risk Insurance is being negotiated and will be in the amount of the initial contract sent with subsequent modifications for the entire Work at the site.

a.   Limits
     Construction Value of
       the Project                      $ TBD

b.   Sublimits
     Goods in Transit                   $ TBD
     Off-Site Storage                   $ TBD

                                                                 Initials
                                                                          ------
                                                                 Initials
                                                                          ------

c.   Deductibles (Tentative)
     On-Site                      $10,000
     Off-Site Storage             $10,000
     Transit                      $10,000

If the Owner does not intend to purchase such property insurance required by the Contract, the Owner shall inform the Contractor in writing. The Contractor may then secure insurance which will protect the interests of the Contractor, Subcontractors and Sub-subcontractors in the Work.

11.2.6 If the property insurance requires minimum deductibles and such deductibles are identified in the Contract Documents, the Construction Consultant shall pay costs not covered because of such deductibles. If the Owner or insurer increases the required minimum deductibles above the amounts so identified or if the Owner elects to purchase this insurance with voluntary deductible amounts, the Owner shall be responsible for payment of the additional costs not covered because of the increased or voluntary deductibles. If deductibles are not identified in the Contract Documents, the Owner shall pay costs not covered because of deductibles.

11.2.7 The Owner assumes no obligations to provide insurance other than that evidenced by the policies referred to in 11.2;

THE FURNISHING OF SUCH INSURANCE BY THE OWNER SHALL IN NO WAY RELIEVE, OR LIMIT OR BE CONSTRUED TO RELIEVE, OR LIMIT THE CONSTRUCTION CONSULTANT OF ANY RESPONSIBILITY OR OBLIGATION WHATSOEVER OTHERWISE IMPOSED BY THIS AGREEMENT.

11.3 ALTERNATIVE INSURANCE

11.3.1 In the event the Owner for any reason elects not to furnish or after commencement of Work elects not to furnish or to continue to furnish the insurance as specified in 11.2.2, 11.2.3, 11.2.4 and 11.2.5 and upon thirty
(30) days written notice from the Owner, the Construction Consultant shall secure at the Owner's cost and maintain such insurance specified in 11.3.2 and
11.3.3 below a may be required by the Owner.


                                                                  Initials
                                                                          -----
                                                                  Initials
                                                                          -----

11.3.2 In the event the Construction Consultant has been required to secure any insurance specified in 11.3.3 and 11.3.4 below, the Owner shall no longer be obligated to furnish that part of the insurance specified in 11.2.2, 11.2.4 or 11.2.5 above. All insurance secured by the Construction Consultant pursuant to the Owner's requirements under the provisions of 11.3 shall be in policies subject to the Owner's approval as to form, content, limits of liability, cost and insurance company.

11.3.3 Worker's Compensation Insurance in Statutory Limits of the Worker's Compensation Laws of the State of Nevada.

Limits

Part One - Workers' Compensation                                       Statutory

11.3.4 General Liability Insurance (Excluding Automobile and Professional Liability) in a form providing coverage not less than the standard Commercial General Liability insurance policy (Insurance Services Office [ISO] Occurrence Form 1993).

Limits
General Aggregate                            $2,000,000
Products/Completed Operations Aggregate      $2,000,000
Personal/Advertising Injury Aggregate        $1,000,000
Each Occurrence Limit                        $1,000,000
Fire Damage Legal Liability (any 1 fire)     $1,000,000
Medical Expense                                  $5,000
Stop Gap Liability                           $1,000,000

11.3.5 Umbrella (Excess) Liability Insurance with any excess umbrella layers written on a strict following form basis over the primary umbrella.

Limits-Contractor
Combined Single Limit                       $25,000,000
                                            Each Occurrence

                                                           Initials ____________
                                                           Initials ____________

Project Aggregate        $25,000,000

Limits-Subcontractor and Sub-subcontractor

Combined Single Limit    $10,000,000
                         Each Occurrence

Project Aggregate        $10,000,000

11.3.6 The insurance required in Subparagraph 11.3.5 shall also include Stop Gap (Employer's Liability) coverage in limits not less than the difference between the limits specified in Subparagraph 11.3.3 and the limits in Subparagraph 11.3.5.

11.4 CONSTRUCTION CONSULTANT PROVIDED INSURANCE

11.4.1 The Construction Consultant will provide and maintain insurance of the type and in limits as set forth below. Such insurance shall name the appropriate parties as insureds and shall be in a form and from insurance companies acceptable to the Owner. The insurance required by the Owner may be provided in policy or policies, primary and excess, including the umbrella or catastrophe form. The limits of liability shall be as stated below, unless prior to start of any Work, written approval is granted by the Owner for variance from those limits.

11.4.2 Each liability policy required of the Construction Consultant will name as additional insureds: the Owner, Owner's Representative, their respective parent companies, the subsidiary, related and affiliated companies of each, and any additional entities as the Owner may be required to be named pursuant to any lease or contract as it relates to this Agreement. The Additional Insured endorsement, equivalent to ISO form 2010 11/85 edition date, will state that the coverage provided to the additional insureds is primary and non-contributing with any other insurance available to the additional insureds.

11.4.3 Commercial Automobile Liability Insurance in a form providing coverage not less


                                                       Initials
                                                                ----------------

                                                       Initials
                                                                ----------------
than the standard Commercial Automobile Liability form.

Limits
Combined Single Limit    $1,000,000

11.4.4 Workers' Compensation Insurance for operations AWAY FROM THE PROJECT SITE of the Construction Consultant in Statutory Limits of the Workers' Compensation Laws of the State of Nevada.

a.   Limits-Construction Consultant

     Part One--Workers' Compensation Statutory



11.4.6 General Liability Insurance for operations away from the Project site of the Construction Consultant (including products liability for any product manufactured, assembled or otherwise worked on away from the Project site) in a form providing coverage not less than the standard Commercial General Liability Insurance policy ("Occurrence Form").



                                                            Initials
                                                                     -----------

                                                            Initials
                                                                     -----------

a.   Limits

     General Aggregate        $2,000,000
     Products/Completed
     Operations Aggregate     $2,000,000
     Personal/Advertising
     Injury Aggregate         $1,000,000
     Each Occurrence Limit    $1,000,000
     Fire Damage Legal
     Liability (any 1 fire)   $1,000,000
     Medical Expense          $    5,000
     Stop Gap Liability       $1,000,000

11.5 CONSTRUCTION CONSULTANT OPERATIONS

11.5.1 Construction Consultant shall not violate or knowingly permit to be violated any conditions of the policies of insurance provided by the Owner under the terms of this Article 11. The Construction Consultant agrees to keep and maintain an accurate and classified record of its payroll data and information in accordance with the requirements of the insurance company or companies and to permit its books and records to be examined and audited periodically by the insurance company or companies, the Owner or their respective representatives.


11.6 NOTICES, COSTS, LOSSES

11.6.1 All policies of insurance the Construction Consultant or the Owner are required under the terms of this Agreement to secure and maintain shall be endorsed to provide that the insurance company shall notify the Owner, Construction Consultant, and the Named Insured, at least sixty (60) days prior to the effective date of any cancellation or modification of such policies. Prior to the date on which Construction Consultant commences performance of its part of the Work, Construction Consultant shall cause to be furnished to the Owner Certificates of Insurance maintained by Construction Consultant in connection with the performance of the Work. As and when the Owner may direct, copies of the actual insurance policies or renewals or replacements thereof shall be submitted to the Owner.


                                                            Initials
                                                                     -----------

                                                            Initials
                                                                     -----------

11.6.2 In the event of any failure by Construction Consultant to comply with the provisions of this Article 11, the Owner may, at its option, on notice to Construction Consultant, suspend this Agreement for Cause until there is full compliance with this Article 11 or terminate this Agreement for Cause.

11.6.3 The cost of the insurance specified above to be obtained by the Owner will be paid for by the Owner, and the Owner shall receive and pay, as the case may be, all adjustments in such costs, whether by way of dividends or otherwise. Construction Consultant shall execute such instruments or assignment as may be necessary to permit the Owner's receipt of such adjustments.

11.6.4 The cost of any losses sustained because of clauses that specify deductible amounts in any of the insurance policies furnished by the Owner shall be paid by the Construction Consultant.

11.6.5 Payments by the insurer for all losses covered under the Builder's Risk policy as specified in 11.2.5 will be made to the Owner, for the interest of all parties.

11.7 SUBROGATION AND WAIVER (CONSTRUCTION CONSULTANT PROVIDED INSURANCE
COVERAGES)

11.7.1 The Construction Consultant shall require all policies of insurance that are related to the Work and are secured and maintained by the Construction Consultant to include clauses providing that each insurance underwriter shall waive all its rights of recovery, under subrogation or otherwise, against the Owner, the Construction Consultant, the Contractor, separate Contractors, the Subcontractors and the Sub-subcontractors. The Construction Consultant waives all rights of recovery against the Owner, the Contractor, separate Contractors, the Subcontractors and the Sub-subcontractors which Construction Consultant may have or acquire because of deductible clauses in or inadequacy of limits of any policies of

                                                       Initials
                                                                ----------------

                                                       Initials
                                                                ----------------
insurance that are in any way related to the Work and that are secured and maintained by the Construction Consultant.

11.8 COVERAGES

11.8.1 The coverages referred to above are set forth in full in the respective policy forms, and the foregoing descriptions of such policies are not intended to be complete or to alter or amend any provision of the actual policies and in matters, if any, in which the said description may be conflicting with such instruments, the provisions of the policies of the insurance shall govern.

11.9 MISCELLANEOUS

11.9.1 Nothing contained in Article 11 shall relieve the Construction Consultant of its obligations to exercise due care in the performance of its duties in connection with the Work and complete the Work in strict compliance with this Agreement.

11.10 CONSTRUCTION CONSULTANT'S EQUIPMENT INSURANCE

11.10.1 With respect to Construction Consultant's operations, the Construction Consultant, at its option, shall purchase, maintain and pay for an equipment floater on all construction trailers, machinery, tools, equipment and other similar property and any deductible shall be for the account of Construction Consultant. The policy shall contain a waiver of subrogation endorsement. This insurance coverage shall be the sole recovery for any loss covered by such insurance. In the event the Construction Consultant self-insures, it also waives its right of recovery against Owner.

11.11 ADDITIONAL INSURANCE COVERAGE

11.11.1 The Construction Consultant agrees for its own account that if broader coverage than is provided under this Article 11, or if higher limits are deemed necessary by the Construction Consultant, that Construction Consultant has either affirmatively elected to self assume the

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exposure or purchase additional insurance coverage, the additional cost of such shall, under no circumstances, be reimbursed directly or indirectly by the Owner.

11.12     RELEASE AND WAIVER

11.12.1 The Construction Consultant hereby releases the Owner, Owner's partners, parent companies and affiliates of the Owner and any partner, Contractor, Subcontractors, Sub-subcontractors, Architect and the directors, officers, shareholders, employees and agents of the above-mentioned parties (the "Released Parties") from any and all claims or causes of action whatsoever which Construction Consultant and/or such parties might otherwise possess resulting in or from or in any way connected with any loss covered or which should have been covered by insurance, including the deductible portion thereof, maintained and/or required to be maintained by Construction Consultant pursuant to this Agreement.

11.12.2 This release is further intended to bind Construction Consultant's insurers providing the insurance coverages stated in 11.3 and 11.4. The Construction Consultant agrees to inform and obtain permission from its insurers to release the Released Parties from any and all claims or causes of action as provided above, so as to effectively waive any subrogation rights of said insurers.

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